PREPAYMENTS AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2014
PREPAYMENTS AND OTHER CURRENT ASSETS

6. PREPAYMENTS AND OTHER CURRENT ASSETS

Prepayments and other current assets consist of the following:

	As of December 31,
	2013	2014	2014
	RMB	RMB	US$
Indemnification assets from a business acquisition	4,911	4,519	728
Deposits	4,776	286	46
Advances to employees	786	2,344	378
Receivables from game developers	13,600	—	—
Interests receivable	528	543	88
Prepaid expenses	62,086	176,117	28,385
Others	4,898	9,046	1,458

Total	91,585	192,855	31,083

Indemnification assets represent the indemnification provided by the selling shareholders of the 3GUU Group for uncertainties about the settlement amount of unrecognized tax benefits related to the pre-acquisition period. A gain of RMB451, RMB451 and a loss of RMB392 (US$63) resulted from the change in fair value of the indemnification assets was recognized in the consolidated statements of comprehensive income for the years ended December 31, 2012, 2013 and 2014, respectively.

Receivables from game developers as of December 31, 2013 represented the financial support provided to two third-party game developers to each develop a social game according to the Group’s request and specifications. During the year ended December 31, 2014, the Group obtained the game licenses to the social games developed by the game developers by agreeing to waive the collection of the receivables.

Prepaid expenses mainly represent prepayments to third-party game developers in connection with the arrangements to obtain licenses to publish the third-party developed games on the Group’s game platform or third-party app stores. The third-party game developers are entitled to profit sharing based on a prescribed percentage of the gross amount charged to the mobile phone game players under the licensed games publishing arrangement. The shared profits earned by the third-party game developers will initially be offset against the prepayments until the balance is reduced to zero.